Dreyfus

Strategic Municipal

Bond Fund, Inc.

SEMIANNUAL REPORT May 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            19   Notes to Financial Statements

                            25   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                   Dreyfus  Strategic Municipal Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Strategic Municipal Bond Fund, Inc., covering the six-month period from December 1, 1999 through May 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Disdier.

The U.S. economy grew strongly over the past six months in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might reemerge caused the Federal Reserve Board to raise short-term interest rates three times during the reporting period. These rate hikes contributed to a total interest-rate increase of 1.75 percentage points since June 1999. Despite an encouraging rally during the first quarter of 2000, higher interest rates generally led to erosion of municipal bond prices during the reporting period.

We appreciate your confidence over the past six months and we look forward to your continued participation in Dreyfus Strategic Municipal Bond Fund, Inc.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
June 15, 2000




DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Portfolio Manager

How did Dreyfus Strategic Municipal Bond Fund, Inc.  perform during the period?

For the six-month reporting period ended May 31, 2000, the fund provided a total return of -0.10% .(1) The fund produced income dividends of $0.2802 per share, which is equal to an annualized distribution rate per share of 7.12% during the reporting period.(2)

We attribute the fund's flat performance to a difficult investment environment. More specifically, the fund was negatively influenced by higher interest rates as the Federal Reserve Board (the "Fed") tightened monetary policy three times during the reporting period in an attempt to relieve inflationary pressures.

What is the fund's investment approach?

The fund seeks high current income exempt from federal income taxes by investing in long-term, tax-exempt municipal bonds.

In so doing, we look for bonds that we believe can provide high current income. We strive to find such opportunities through analyses of individual bonds' structures. Within the context of our bond structure analysis, we pay particularly close attention to each bond' s maturity and early redemption features.

Over time, many of the fund's older and higher yielding bonds have matured or were redeemed by their issuers. We have generally attempted to replace those bonds with new securities that offer higher than average income payments. We have also sought to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually sell bonds that are close to redemption or maturity. In addition, we conduct credit analysis of our holdings in an attempt to avoid potential defaults on interest and principal payments.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was primarily influenced by the changing market conditions over the past year. Although the first quarter of 2000 experienced an encouraging municipal bond market rally, the months just preceding and following the first quarter of 2000 saw more difficult investment environments. As a result, our total return performance was generally flat over the full six-month period. Consistent with our primary investment objective, however, we were able to maintain a competitive yield during the six-month period.

When the reporting period began on December 1, 1999, investors had become concerned that strong economic growth, low levels of unemployment and robust consumer spending in the U.S. and worldwide might rekindle long-dormant inflationary pressures, especially rising wages in a tight job market. In an attempt to ease these pressures and forestall a reacceleration of inflation, the Fed raised short-term interest rates three times during the reporting period, causing most bond prices to fall.

In addition, the fund' s performance was affected by supply and demand influences. During the first few months of 2000, issuance of municipal bonds nationally declined sharply compared to the same period one year ago. This supply reduction, combined with continued robust demand from individual investors, helped support a brief rebound of municipal bond prices, from which the fund' s holdings recently benefited, helping to offset some of the market's previous declines.

The fund was also influenced by the continued investment of proceeds from last September' s public issuance of auction preferred shares. By December, we had completed the process of investing the cash proceeds of this transaction in additional municipal bonds. These additional positions benefited the fund's performance when the market subsequently rallied during the first quarter of 2000.


What is fund's current strategy?

We have continued to upgrade the fund's investment portfolio, with emphasis on enhancing income, improving credit quality and protecting the fund's holdings from the risks of early redemption. We found a number of such opportunities in long-term municipal bonds issued to finance projects such as housing, utilities and industrial development in a variety of states. These securities enabled us to capture enough yield to maintain the fund's current dividend distribution.

Also  in  an  effort  to  maximize income, we have maintained the fund's AVERAGE
DURATION -- a measure of sensitivity to changing interest rates -- toward the long end of its range where we can purchase the best yielding bonds. While this duration management strategy has enabled us to maintain a competitive income stream, it may lead to heightened price volatility over the near term.

June 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) ANNUALIZED DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD ANNUALIZED, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund

STATEMENT OF INVESTMENTS

May 31, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.1%                                                       Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--2.3%

Alabama Industrial Development Authority, SWDR

   (Pine City Fiber Co.) 6.45%, 12/1/2023                                                     3,000,000               2,811,090

Jefferson County, Sewer Revenue

   5.75%, 2/1/2038 (Insured; FGIC)                                                           11,000,000              10,410,290

ALASKA--4.6%

Alaska Housing Finance Corp.:

   6.25%, 6/1/2035 (Insured; MBIA)                                                            7,825,000               7,839,398

   6.05%, 6/1/2039 (Insured; MBIA)                                                           12,185,000              11,912,178

Valdez Marine Terminal, Revenue

   (BP Pipeline, Inc. Project) 5.50%, 10/1/2028                                               7,750,000               6,967,715

ARIZONA--1.4%

Apache County Industrial Development Authority, PCR

   (Tuscon Electric Power Co. Project) 5.85%, 3/1/2028                                        9,500,000               7,894,120

CALIFORNIA--2.7%

California Health Facilities Financing Authority,

  Health Facility Financing Revenue

   (Cedars-Sinai Medical Center) 6.25%, 12/1/2034                                             3,750,000               3,716,437

California Statewide Communities Development Authority, COP

   (The Internext Group) 5.375%, 4/1/2030                                                     5,000,000               3,951,600

Los Angeles Department of Water and Power,

   Waterworks Revenue
   6.10%, 10/15/2039 (Insured FGIC)                                                           8,000,000               8,075,120

COLORADO--.6%

Colorado Health Facilities Authority, Revenue

  (American Housing Foundation 1, Inc. Project)

   10.25%, 12/1/2020                                                                          5,600,000                3,752,000

CONNECTICUT--2.8%

Connecticut Development Authority, PCR

   (Connecticut Light and Power) 5.95%, 9/1/2028                                             14,000,000               12,168,100

Connecticut Housing Finance Authority,

  Housing Mortgage Finance Program

   5.85%, 11/15/2028                                                                          4,065,000                3,834,433

DELAWARE--.9%

Delaware Health Facilities Authority, Revenue

   (Beebe Medical Center Project) 6.80%, 6/1/2024                                             5,905,000                5,469,565

DISTRICT OF COLUMBIA--1.2%

Metropolitan Washington Airports Authority,

  Special Facilities Revenue

   (Caterair International Corp.) 10.125%, 9/1/2011                                           7,120,000                7,039,117


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--6.4%

Florida Housing Finance Corp., Housing Revenue

   (Seminole Ridge Apartments) 6%, 4/1/2041 (Insured; GNMA)                                   6,415,000                6,142,170

Florida Board of Education, Capital Outlay 7.859%, 6/1/2019                                  15,000,000  (a,b)        15,943,350

Lee County Industrial Development Authority,

  Health Care Facilities Revenue

   (Shell Point Village Project) 5.50%, 11/15/2029                                            1,500,000                1,137,150

Orange County Health Facilities Authority, Revenue

   (Orlando Regional Healthcare System) 6%, 10/1/2026                                         3,500,000                3,286,640

Palm Beach County, Solid Waste IDR:

  (Okeelanta Power Limited Partnership Project)

      6.70%, 2/15/2015                                                                        5,000,000  (c)           2,687,500

   (Osceola Power Limited Partnership Project)

      6.95%, 1/1/2022                                                                         5,000,000  (c)           2,625,000

South Lake County Hospital District, Revenue

   (South Lake Hospital, Inc.) 5.80%, 10/1/2034                                               6,000,000                5,331,900

GEORGIA--2.6%

Burke County Development Authority, PCR

   (Georgia Power Co. Plant Vogtle) 5.45%, 5/1/2034                                           5,000,000                4,249,000

Private Colleges and Universities Facilities Authority, Revenue

  (Clark Atlanta University Project)

   8.25%, 1/1/2015 (Prerefunded 1/1/2003)                                                     9,630,000  (d)          10,763,836

ILLINOIS--4.6%

Chicago-O'Hare International Airport, Special Facility Revenue

   (Delta Airlines Project) 6.45%, 5/1/2018                                                   2,790,000                2,697,930

Illinois Development Finance Authority, Revenue:

  (Community Rehabilitation Providers Facilities
  Acquisition Program):

      8.50%, 9/1/2010                                                                         1,710,000                1,748,338

      8.50%, 9/1/2010 (Prerefunded 9/1/2000)                                                  3,290,000  (d)           3,383,864

      6.05%, 7/1/2019                                                                         5,290,000                4,577,807

   HR (Adventist Health Systems / Sunbelt) 5.50%, 11/15/2029                                  4,175,000                3,204,730

Illinois Health Facilities Authority, Revenue

   (OSF Healthcare Systems) 6.25%, 11/15/2029                                                12,000,000               11,071,680

INDIANA--2.7%

Burns Harbor Industrial Solid Waste Disposal Facilities, Revenue

   (Bethlehem Steel Corp. Project) 8%, 4/1/2024                                               6,000,000                6,174,000

Franklin SBC 6.125%, 1/15/2022                                                                6,000,000                6,035,220

Indianapolis Airport Authority, Revenue 7.074%, 11/15/2031                                    4,375,000  (a,b)         3,605,787

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                 Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

KENTUCKY--.5%

Kenton County Airport Board, Airport Revenue

   (Special Facilities--Delta Airlines Project) 6.125%, 2/1/2022                              3,000,000                2,771,790

LOUISIANA--4.7%

Lake Charles Harbor and Terminal,

  District Port Facilities Revenue

   (Trunkline LNG Co. Project) 7.75%, 8/15/2022                                              15,000,000               16,044,000

Parish of De Soto, Environmental Improvement Revenue

   (International Paper Co. Project) 6.55%, 4/1/2019                                          2,900,000                2,848,931

West Feliciana Parish, PCR:

   (Entergy Gulf States) 6.60%, 9/1/2028                                                      4,000,000                3,808,280

   (Gulf States) 5.80%, 12/1/2015                                                             5,000,000                4,416,350

MARYLAND--1.4%

Baltimore County, PCR (Bethlehem Steel Corp. Project)

   7.50%, 6/1/2015                                                                            5,000,000                5,053,900

Maryland Industrial Development Financing Authority, EDR

   (Medical Waste Associates Limited Partnership)
   8.75%, 11/15/2010                                                                          4,135,000                3,111,588

MASSACHUSETTS--2.7%

Massachusetts Health and Educational

   Facilities Authority, Revenue
   (Beth Israel Hospital) 7.508%, 7/1/2025 (Insured; AMBAC)                                   3,250,000  (a)           3,018,438

Massachusetts Industrial Finance Agency, Revenue

  (Sturdy Memorial Hospital)

   7.90%, 6/1/2009                                                                            4,180,000                4,231,414

Massachusetts Port Authority, Special Project Revenue

   (Harborside Hyatt) 10%, 3/1/2026                                                           7,000,000                7,295,050

Pittsfield, SWDR (Vicon Recovery Associates Project)

   7.95%, 11/1/2004                                                                           1,340,000                1,349,621

MICHIGAN--1.7%

Michigan Hospital Finance Authority, HR

  (Genesys Health System Obligated Group)

   8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                                  5,000,000  (d)           5,757,950

Michigan Strategic Fund, SWDR

   (Genesee Power Station Project) 7.50%, 1/1/2021                                            4,000,000                4,082,280

MISSISSIPPI--1.3%

Mississippi Business Finance Corp., PCR

   (Systems Energy Resources, Inc. Project) 5.90%, 5/1/2022                                   9,070,000                7,691,269

MISSOURI--1.2%

Jackson County Industrial Development Authority,

  Health Facilities Revenue

   (Carondelet Health Corp. Project) 9%, 7/1/2020                                             6,735,000                6,876,704



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEVADA--2.1%

Clark County, IDR (Nevada Power Company Project)

   5.50%, 10/1/2030                                                                           5,000,000               4,060,950

Washoe County (Reno-Sparks Convention)

   6.40%, 7/1/2029 (Insured; FSA)                                                             8,000,000               8,159,520

NEW HAMPSHIRE--.9%

New Hampshire Business Finance Authority, PCR

   (Public Service Co.) 6%, 5/1/2021                                                          6,000,000               5,268,300

NEW JERSEY--2.1%

New Jersey Economic Development Authority:

  First Mortgage Revenue

      (The Evergreens) 9.25%, 10/1/2022                                                       5,000,000               5,534,900

   Special Facilities Revenue

      (Continental Airlines, Inc. Project) 6.40%, 9/15/2023                                   7,000,000               6,363,700

NEW YORK--4.7%

Nassau Health Care Corp., Health System Revenue

   5.75%, 8/1/2029 (Insured; FSA)                                                            11,500,000               10,975,945

New York City 8%, 8/15/2018 (Prerefunded 8/15/2001)                                           1,485,000  (d)           1,563,245

New York City Industrial Development Agency, Civic Facility

  Revenue (YMCA of Greater New York Project)

   8%, 8/1/2016 (Prerefunded 8/1/2001)                                                        3,000,000  (d)           3,161,250

New York State Dormitory Authority, Revenue:

   Judicial Facility Lease (Suffolk County) 9.50%, 4/15/2014                                    605,000                  692,156

   (Marymount Manhattan College) 6.25%, 7/1/2029                                              4,000,000                4,017,200

Tsasc Inc.:

   6.25%, 7/15/2027                                                                           2,500,000                2,466,050

   6.375%, 7/15/2039                                                                          4,500,000                4,453,515

NORTH CAROLINA--.4%

North Carolina Eastern Municipal Power Agency,

   Power Systems Revenue 6.70%, 1/1/2019                                                      2,500,000                2,494,550

OHIO--1.6%

Cuyahoga County, HR (Metrohealth Systems Project)

   6.15%, 2/15/2029                                                                          10,000,000                9,170,200

OKLAHOMA--2.3%

Oklahoma Development Finance Authority, Revenue

   (St. John Health System) 6%, 2/15/2029                                                     9,000,000                8,895,780

Oklahoma Health

   5.75%, 8/15/2029                                                                           5,000,000                4,720,050

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--5.6%

Allegheny County Port Authority,

   Special Transportation Revenue
   6.125%, 3/1/2029 (Insured; MBIA)                                                           4,750,000                4,777,170

Beaver County Industrial Development Authority, PCR

   (Cleveland Electric Project) 7.625%, 5/1/2025                                              8,800,000                9,192,128

Montgomery County Higher Education and

  Health Authority, Revenue

   (Northwestern Corp.) 8.50%, 6/1/2016                                                       4,390,000                4,477,800

Pennsylvania Economic Development Financing Authority:

   Exempt Facilities Revenue
      (National Gypsum Company) 6.125%, 11/1/2027                                             5,000,000                4,333,850

   RRR (Northhampton Generating Project) 6.60%, 1/1/2019                                      4,200,000                3,976,518

Pennsylvania Housing Finance Agency,

   Multi-Family Development Revenue
   8.25%, 12/15/2019                                                                            292,000                  301,715

Washington County Authority, Capital Funding Revenue

   (Capital Projects & Equipment Program)
   6.15%, 12/1/2029 (Insured; AMBAC)                                                          5,000,000                5,106,650

RHODE ISLAND--1.0%

Rhode Island Health & Educational Building Corp.,

  Higher Educational Facilities (University of Rhode Island)

   5.875%, 9/15/2029 (Insured; MBIA)                                                          5,910,000                5,717,157

SOUTH CAROLINA--1.3%

Piedmont Municipal Power Agency, Electric Revenue

   5.25%, 1/1/2021                                                                            3,000,000                2,406,810

South Carolina Medical Facilities, Hospital Facilities Revenue

   6%, 7/1/2019                                                                               5,000,000                4,913,350

TENNESSEE--3.0%

Memphis Center City Revenue Finance Corp.

  Sports Facility Revenue

   (Memphis Redbirds) 6.50%, 9/1/2028                                                         6,000,000                5,337,300

Tennessee Housing Development Agency

  (Homeownership Program):

      6%, 1/1/2028                                                                            7,160,000                6,916,488

      6.40%, 7/1/2031 (Collateralized; GNMA)                                                  5,000,000                5,044,250

TEXAS--8.3%

Gregg County Health Facilities Development Corp., HR

   (Good Shepherd Medical Center) 6.375%, 10/1/2025                                           2,500,000                2,459,625

Houston Airport System, Special Facilities Revenue,

   Airport Improvement (Continental Airlines)
   6.125%, 7/15/2017                                                                          2,875,000                2,544,979


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                    Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Katy Independent School District

   6.125%, 2/15/2032                                                                         11,360,000               11,384,538

Springhill Courtland Heights Public Facility Corp., MFHR

   5.85%, 12/1/2028                                                                           6,030,000                5,374,961

Texas (Veterans Housing Assistance Program)

   6.10%, 6/1/2031                                                                            8,510,000                8,369,245

Texas Department of Housing and Community Affairs,

   Collateralized Home Mortgage Revenue 8.446%, 7/2/2024                                      6,850,000  (a)           7,235,313

Texas Public Property Finance Corp., Revenue

  (Mental Health and Retardation Project):

      8.625%, 9/1/2001                                                                          650,000                  666,725

      8.875%, 9/1/2011 (Prerefunded 9/1/2001)                                                 5,100,000  (c)           5,432,265

Tyler Health Facilities Development Corp., HR

   (East Texas Medical Center Regional
   Health Care System Project)
   6.75%, 11/1/2025                                                                           5,850,000                4,703,751

UTAH--1.6%

Carbon County, SWDR (Sunnyside Cogeneration):

   7.10%, 8/15/2023                                                                           5,070,000                4,773,760

   Zero Coupon 8/15/2024                                                                      1,545,000                  240,155

Tooele County, Hazardous Waste Treatment Revenue

   (Union Pacific Project) 5.70%, 11/1/2026                                                   5,000,000                4,190,550

VIRGINIA--5.5%

Fairfax County Water Authority, Revenue 6.777%, 4/1/2029                                      4,000,000  (a,b)         3,873,040

Henrico County Industrial Development Authority, Revenue

   (Bon Secours Health Care System Project)
   7.315%, 8/23/2027                                                                          7,500,000  (a)           7,293,750

Virginia Housing Development Authority:

   MFHR 7.05%, 5/1/2018                                                                      12,000,000               12,522,720

   Rental Housing 6.20%, 8/1/2024                                                             8,520,000                8,455,844

WASHINGTON--1.7%

Washington Higher Education Facilities Authority, Revenue

   (Whitman College Project) 5.875%, 10/1/2029                                               10,000,000                9,607,900

WISCONSIN--5.6%

Wisconsin Housing and Economic Development Authority

  Homeownership Revenue:

      7.338%, 7/1/2025                                                                       10,600,000  (a,b)        10,762,286

      6.25%, 9/1/2027                                                                        13,300,000               13,042,645

Wisconsin Health and Educational Facilities Authority, Revenue

   (Aurora Health Care, Inc.) 5.60%, 2/15/2029                                               10,800,000                8,453,700

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WYOMING--2.4%

Sweetwater County, SWDR (FMC Corp. Project):

   7%, 6/1/2024                                                                               2,200,000                2,200,000

   6.90%, 9/1/2024                                                                            2,000,000                1,977,440

Wyoming Student Loan Corp., Student Loan Revenue:

   6.20%, 6/1/2024                                                                            5,000,000                4,968,500

   6.25%, 6/1/2029                                                                            5,000,000                4,990,050

U.S. RELATED--1.7%

Puerto Rico Commonwealth Highway and
  Transportation Authority, Transportation Revenue

   5%, 7/1/2038 (Insured; MBIA)                                                              12,000,000               10,139,640

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $600,096,354)                                                                                               569,026,509
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--2.1%
------------------------------------------------------------------------------------------------------------------------------------

ARIZONA--.4%

Maricopa County Pollution Control Corp., PCR, VRDN

  (Arizona Public Service Co.) 4.35%

   (LOC; Morgan Guaranty Trust Co.)                                                           2,000,000  (e)           2,000,000

INDIANA--.2%

Indianapolis Airport Authority, Revenue 4.55%                                                 1,100,000  (e)           1,100,000

MICHIGAN--.4%

Midland County Economic Development Corp.

  Economic Development Limited Obligation Revenue, VRDN

   (Dow Chemical Co. Project) 4.60%                                                           2,400,000  (e)           2,400,000

PENNSYLVANIA--.3%

Geisinger Authority, Health System Revenue, VRDN

   (Geisinger Health B) 4.35%                                                                 1,900,000  (e)           1,900,000

TEXAS--.8%

Brazo River Authority, PCR, VRDN

   (Texas Utilities Electric Co.) 4.55%
   (LOC; Morgan Guaranty Trust Co.)                                                           1,800,000  (e)           1,800,000

Gulf Coast Waste Disposal Authority, SWDR, VRDN

   (Amoco Oil Co.) 4.55%                                                                      2,900,000  (e)           2,900,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $12,100,000)                                                             12,100,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $612,196,354)                                                                           100.2%             581,126,509

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.2%)                (888,691)

NET ASSETS                                                                                       100.0%             580,237,818


Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

COP                       Certificate of Participation

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty Insurance
                             Company

FSA                       Financial Security Assurance

GNMA                      Government National Mortgage
                             Association

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              24.7

AA                               Aa                              AA                                               24.8

A                                A                               A                                                12.1

BBB                              Baa                             BBB                                              13.8

BB                               Ba                              BB                                                8.0

B                                B                               B                                                  .8

F-1+, F-1                        VMIG1, MIG1, P1                 SP1, A1                                           2.1

Not Rated(f)                     Not Rated(f)                    Not Rated(f)                                     13.7

                                                                                                                 100.0

(A)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MAY 31, 2000,
     THESE SECURITIES AMOUNTED TO $34,184,463 OR 5.9% OF NET ASSETS.

(C)  NON-INCOME PRODUCING SECURITY, INTEREST PAYMENTS IN DEFAULT.

(D)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(E)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE SUBJECT TO PERIODIC
     CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

May 31, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           612,196,354   581,126,509

Cash                                                                     16,389

Interest receivable                                                  11,405,722

Receivable for investment securities sold                             6,782,298

Prepaid expenses                                                         32,286

                                                                    599,363,204
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           399,130

Payable for investment securities purchased                          18,402,754

Dividends payable to preferred shareholders                              85,703

Accrued expenses                                                        237,799

                                                                     19,125,386
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      580,237,818
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Auction Preferred Stock, Series A, B and C, par value $.001 per share
  (7,440 shares issued and outstanding at
  $25,000 per share liquidation preference)--Note 1                 186,000,000

Common Stock, par value, $.001 per share (47,783,925 shares
  issued and outstanding)                                                47,784

Paid-in capital                                                     445,665,876

Accumulated undistributed investment income--net                      1,559,486

Accumulated net realized gain (loss) on investments                (21,965,483)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                           (31,069,845)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                        394,237,818
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      580,237,818
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(110 million shares of $.001 par value Common Stock authorized)      47,783,925

NET ASSET VALUE PER COMMON STOCK, offering and redemption price per share ($)
                                                                           8.25

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended May 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest Income                                                     19,496,134

EXPENSES:

Management fee--Note 3(a)                                            1,461,099

Administration fee--Note 3(a)                                          730,549

Commission fees--Note 1                                                267,807

Professional fees                                                       84,510

Directors' fees and expenses--Note 3(b)                                 27,573

Shareholders' reports                                                   27,455

Shareholder servicing costs                                             22,452

Registration fees                                                       21,187

Custodian fees                                                           3,248

Interest expense--Note 2                                                 2,556

Miscellaneous                                                           14,798

TOTAL EXPENSES                                                       2,663,234

INVESTMENT INCOME--NET                                              16,832,900
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (3,320,050)

Net unrealized appreciation (depreciation) on investments         (10,978,969)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (14,299,019)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,533,881

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                             May 31, 2000         Year Ended
                                              (Unaudited)  November 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         16,832,900          28,853,202

Net realized gain (loss) on investments       (3,320,050)          (4,834,127)

Net unrealized appreciation (depreciation)
   on investments                            (10,978,969)         (39,136,429)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   2,533,881          (15,117,354)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Common Stock                                 (13,389,056)         (27,789,863)

Preferred Stock                               (3,752,127)          (1,147,008)

TOTAL DIVIDENDS                              (17,141,183)         (28,936,871)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Proceeds from issuance of Preferred Stock              --         186,000,000

Dividends reinvested--Note 1(c)                        --           1,179,838

Offering costs charged to paid-in
 capital resulting
   from issuance of Preferred Stock            (113,370)           (2,060,000)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (113,370)          185,119,838

TOTAL INCREASE (DECREASE) IN NET ASSETS     (14,720,672)          141,065,613
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           594,958,490         453,892,877

END OF PERIOD                                 580,237,818         594,958,490

Undistributed investment income--net            1,559,486           1,867,769
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (COMMON SHARES):

INCREASE IN COMMON SHARES OUTSTANDING AS A
   RESULT OF DIVIDENDS REINVESTED                     --              124,560

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.


                                          Six Months Ended
                                              May 31, 2000                                Year Ended November  30,
                                                                   -----------------------------------------------------------------
                                                (Unaudited)         1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                8.56          9.52          9.49          9.54           9.60          8.68

Investment Operations:

Investment income--net                                 .35           .58           .60           .62            .64           .66

Net realized and unrealized
   gain (loss) on investments                         (.30)         (.90)          .05          (.01)          (.08)          .90

Total from Investment
   Operations                                          .05          (.32)          .65           .61            .56          1.56

Distributions:

Dividends from
   investment income--net:
   Common Stock                                      (.28)         (.58)         (.62)          (.66)         (.62)        (.64)
   Preferred Stock                                   (.08)         (.02)           --             --            --           --

Total Distributions                                  (.36)         (.60)         (.62)          (.66)         (.62)        (.64)

Capital Stock transactions--
   net effect of
   Preferred Stock offering                       (.00)(a)         (.04)            --            --            --           --

Net asset value, end of period                        8.25         8.56           9.52          9.49           9.54          9.60

Market value, end of period                           77_8       711_16         103_16         105_8           93_4          91_4
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                 12.33       (19.36)          2.23         16.60          12.61         15.12

                                                                                                     The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                              May 31, 2000                                   Year Ended November  30,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets
   applicable to Common Stock                     .91(c,d)        .90(d)           .81           .81             .82          .84

Ratio of net investment
   income to average net assets
   applicable to Common Stock                    5.74(c,d)       6.63(d)          6.26          6.55            6.82          7.12

Portfolio Turnover Rate                           18.94(e)      32.58             6.33          2.95           13.47         13.19

Net Assets, net of
   Preferred Stock,
   end of period ($ x 1,000)                    394,238       408,958          453,893       446,152         440,681       439,192

Preferred Stock outstanding,
   end of period ($ x 1,000)                    186,000       186,000              --            --             --            --

Asset coverage of
   Preferred Stock,
   end of period (%)                                312           320              --            --             --            --

(A) AMOUNT REPRESENTS LESS THAN $.01.

(B) CALCULATED BASED ON MARKET VALUE.

(C) ANNUALIZED.

(D) DOES NOT REFLECT THE EFFECT OF DIVIDENDS TO PREFERRED STOCK SHAREHOLDERS.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Strategic Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent believed by the fund's investment adviser to be consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser and administrator. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Boston Safe Deposit and Trust Company (the "Custodian") acts as the fund's custodian. The Custodian is a wholly-owned subsidiary of Mellon. First Data Investor Services Group, Inc. ("FDIS"), a subsidiary of First Data Corporation ("FDC"), serves as the fund's transfer agent, dividend-paying agent, registrar and plan agent.

On September 22, 1999, the fund issued 2,480 shares of each Series A, Series B and Series C Auction Preferred Stock ("APS"), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation) . APS dividend rates will be determined pursuant to periodic auctions. Bankers Trust Company, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors. The holders of the APS will vote as a separate class on
certain   other   matters,   as   required  by  law.  The  fund  has
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

designated Robin A. Pringle and John E. Zuccotti to represent holders of APS on the fund's Board of Directors.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles and may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal securities and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c)  Dividends  to  shareholders  of  Common  Stock  ("Common Shareholder(s)"):
Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For common shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net assets value per share on the record date, FDIS will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On May 31, 2000, the Board of Directors declared a cash dividend to Common Shareholders of $.0467 per share from investment income-net, payable on June 28, 2000 to Common Shareholders of record as of the close of business on June 14, 2000.

(d) Dividends to APS shareholders: For APS, dividends are currently reset every 7 days. The dividend rates for the period ended May 31, 2000 were 4.39% for Series A payable on June 6, 2000, 4.70% for Series B payable on June 1, 2000 and 4.39% for Series C payable on June 5, 2000.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986 as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $17,775,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $4,499,000 of the carryover expires in fiscal 2002, $9,312,000 expires in fiscal 2003 and $3,964,000 expires in fiscal 2007.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the line of credit during the period ended May 31, 2000, was approximately $4,900 with a related weighted average annualized interest rate of 6.25%.

NOTE 3--Investment Advisory Fee, Administration Fee and Other Transactions With
Affiliates:

(a) The fee payable by the fund, pursuant to the provisions of an Investment Advisory Agreement with Dreyfus, is payable monthly based on an annual rate of
 .50 of 1% of the value of the fund's average weekly net assets. The fund also has an Administration Agreement with Dreyfus, Custody Agreement with the Custodian and a Transfer Agency and Registrar Agreement with FDIS. The fund pays in the aggregate for administration, custody and transfer agency services a monthly fee based on an annual rate of .25 of 1% of the value of the fund's average weekly net assets; out-of pocket transfer agency and custody expenses are paid separately by the fund.

(b) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2000, amounted to $111,412,866 and $109,531,445, respectively.

At  May  31,  2000,  accumulated  net unrealized depreciation on investments was
$31,069,845,   consisting   of  $7,138,164  gross  unrealized  appreciation  and
$38,208,009 gross unrealized depreciation.

At May 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

OFFICERS AND DIRECTORS

Dreyfus Strategic Municipal Bond Fund, Inc.

200 Park Avenue

New York, NY 10166

DIRECTORS

Joseph S. DiMartino

David W. Burke

Hodding Carter, III

Ehud Houminer

Richard C. Leone

Hans C. Mautner

Robin A. Pringle

John E. Zuccotti

OFFICERS

President

      Stephen E. Canter

Vice President and Treasurer

      Joseph Connolly

Executive Vice President

      Paul Disdier

Vice President

      Mark N. Jacobs

Secretary

      John B. Hammalian

Assistant Secretary

      Steven F. Newman

Assistant Secretary

      Michael A. Rosenberg

Assistant Treasurer

      Gregory S. Gruber

PORTFOLIO MANAGERS

Joseph P. Darcy

A. Paul Disdier

Douglas J. Gaylor

Joseph A. Irace

Colleen A. Meehan

PORTFOLIO MANAGERS (CONTINUED)

Richard J. Moynihan

W. Michael Petty

Jill C. Shaffro

Scott Sprauer

Samuel J. Weinstock

Monica S. Wieboldt

INVESTMENT ADVISER AND ADMINISTRATOR

The Dreyfus Corporation

CUSTODIAN

Boston Safe Deposit and Trust Company

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND-PAYING AGENT,  REGISTRAR AND PLAN AGENT

First Data Investor Services Group, Inc. (Common Stock)

Bankers Trust (Auction Preferred Stock)

AUCTION AGENT

Bankers Trust (Auction Preferred Stock)

STOCK EXCHANGE LISTING

NYSE Symbol: DSM

INITIAL SEC EFFECTIVE DATE

11/22/89

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--MUNICIPAL BOND FUNDS" EVERY MONDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund


                                                           For More Information

                        Dreyfus Strategic Municipal
                        Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Boston Safe Deposit and Trust Company
                        One Boston Place
                        Boston, MA 02108

                      Transfer Agent &
                      Dividend-Paying Agent,

                      Registrar and Disbursing Agent
                        First Data Investor Services Group, Inc.
                        (Common Stock)
                        One Exchange Place
                        Boston, MA 02109

(c) 2000 Dreyfus Service Corporation                                   852SA005